                                                                   EXHIBIT 10(k)


                              AMENDED AND RESTATED
                             DEBT EXCHANGE AGREEMENT

               [CONFORMED AND ANNOTATED COPY AS OF APRIL 14, 1995]


          AGREEMENT, dated as of October 11, 1994, between those persons whose names are listed on Exhibit A hereto, or whose names are added to Exhibit A after the date hereof, and who have executed a signature page to this Agreement (the "NOTEHOLDERS") and The Alpine Group, Inc., a Delaware corporation with offices at 1790 Broadway, New York, New York 10019 ("ALPINE").

                                 R E C I T A L S

          Each of the Noteholders owns the respective principal amount of 11% Senior Secured Notes due 2002 (the "ADIENCE SENIOR NOTES"), of Adience, Inc., a Delaware corporation ("ADIENCE"), set forth opposite its name on Exhibit A hereto; and

          Each of the Noteholders desires to transfer and assign to Alpine, and exchange its Adience Senior Notes for the consideration hereinafter described, and Alpine desires to acquire such Adience Senior Notes and effect such exchange as further described and subject to the terms and conditions contained in this Agreement;

          THEREFORE, for and in consideration of the mutual agreements herein contained, the parties hereto agree as follows:


                                    ARTICLE I

             PURCHASE AND SALE OF THE SHARES OF ADIENCE SENIOR NOTES


          1.01 TRANSFER AND EXCHANGE. Subject to and in accordance with the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined) each of the Noteholders shall transfer and deliver to Alpine, and Alpine shall acquire from each of the Noteholders, for the consideration hereinafter described, the respective aggregate principal amount of Adience Senior Notes set forth opposite such Noteholder's name on Exhibit A hereto.

          1.02  THE CLOSING; EFFECTIVENESS.

          (a)  The closing of the transfer and exchange of the

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Adience Senior Notes (the "CLOSING") shall take place at the offices of
Proskauer Rose Goetz & Mendelsohn, 1585 Broadway, New York, New York 10036 following satisfaction or, if permissible pursuant to the terms and conditions of this Agreement, waiver, of the conditions set forth in Article IV and on the same day on which the Concurrent Transactions (as hereinafter defined) occur (the time and date of the Closing being herein referred to as the "CLOSING DATE"); provided, however, that if the Closing shall not have occurred on or prior to June 30, 1995, Alpine or any Noteholder, as the case may be, may terminate this Agreement on notice to the Noteholders or Alpine, as the case may be. As used herein, "BUSINESS DAY" shall mean any day other than Saturday, Sunday, or any other day when banks in New York City are required or permitted by law or other governmental actions to be closed.

          (b) Notwithstanding anything to the contrary in this Agreement, this Agreement shall be of no force or effect unless and until persons listed on Exhibit A or whose names are added to Exhibit A after the date hereof holding Adience Senior Notes representing an aggregate principal amount of at least $42,500,000 (unless Noteholders holding a majority of the principal amount of Adience Senior Notes held by all the Noteholders consent to a lesser amount) have executed this Agreement as Noteholders, at which time this Agreement shall be binding on the parties. With respect to the Noteholders identified in Exhibit E hereto, each party agrees to and acknowledges the limited liability provisions set forth in such Exhibit.

          1.03  DELIVERIES BY THE NOTEHOLDERS.

          At the Closing, each of the Noteholders shall deliver to Alpine:

          (a) certificates representing the Adience Senior Notes to be exchanged by such Noteholder hereunder, duly endorsed in blank, in proper form for transfer and in form satisfactory to counsel for Alpine.

          1.04 DELIVERIES BY ALPINE. Alpine shall deliver or cause to be delivered to each of the Noteholders, against delivery of the Adience Senior Notes to be exchanged by such Noteholder hereunder, and in payment of all accrued and unpaid interest on such Adience Senior Notes through the Closing Date, the following:

          (a) at the Closing, the amount of cash set forth opposite the name of such Noteholder and designated therefor on Exhibit A, plus interest, if any, on such amount (i) at the rate of five percent per annum from November 15, 1994 through March 31, 1995 and (ii) at the rate of eight percent per annum from

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April 1, 1995 through the Closing Date;

          (b) at the Closing, a certificate registered in the name of such Noteholder representing the number of shares set forth opposite the name of such Noteholder on Exhibit A hereto, of 8% cumulative convertible preferred stock, par value $1.00 per share (the "ALPINE 8% PREFERRED STOCK"), of Alpine, having the rights, preferences, and limitations set forth in the Certificate of Designations to be filed with the Delaware Secretary of State, a form of which is attached as Exhibit C hereto (the "CERTIFICATE OF DESIGNATIONS"); and

          (c) if the merger (the "IDT MERGER") of Alpine Polyvision, Inc., a Delaware corporation and a subsidiary of Alpine ("APV"), and Posterloid Corporation, a Delaware corporation and a subsidiary of Alpine ("POSTERLOID"), into wholly-owned subsidiaries of Information Display Technology, Inc., a New York corporation ("IDT"), substantially on the terms described in the Offering Memorandum (as hereinafter defined), has occurred, then at the Closing, and if the IDT Merger has not occurred, then as soon as practicable after the consummation of the IDT Merger, a certificate registered in the name of such Noteholder representing the number, set forth on Exhibit A, of shares of common stock, par value $.001 per share ("IDT COMMON STOCK"), of IDT; provided, however, that if the IDT Merger is not consummated by June 30, 1995, then on such date Alpine shall instead deliver to each Noteholder a certificate registered in the name of such Noteholder representing the same number of shares of Alpine 8% Preferred Stock as previously delivered to such Noteholder pursuant to Section 1.04(b).

          1.05 NO FRACTIONAL SHARES. Neither certificates nor scrip for fractional shares of Alpine 8% Preferred Stock or IDT Common Stock will be issued in connection with the transactions contemplated hereby, but in lieu thereof each Seller otherwise entitled to a fraction of a share of Alpine 8% Preferred Stock or IDT Common Stock under Section 1.04 shall be paid in cash an amount equal to such fraction multiplied by (a) $50.00 (in the case of a fractional share of Alpine 8% Preferred Stock) or (b) (in the case of a fractional share of IDT Common Stock) the market price per share of IDT Common Stock computed on the basis of the last sales price per share of IDT Common Stock on the date immediately preceding the Closing Date (or if there is no such sale on such date, the last sales price prior to such date).

          1.06 CONSIDERATION RESET. (a) Subject to the terms and conditions of this Section 1.06, if the average of the closing prices for IDT Common Stock on each of the 20 trading days immediately preceding November 1, 1995 (the "Average Market Value") is less than $2.24 per share, adjusted as appropriate for stock splits, dividends payable in cash or property, and similar

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events or transactions with respect to IDT Common Stock between the date hereof and November 1, 1995 (such amount, so as adjusted, is hereinafter referred to as the "Target Value"), then Alpine will deliver to each Noteholder an amount of consideration (the "Reset Consideration") equal to the number of shares of IDT Common Stock acquired by such Noteholder pursuant to this Agreement and still held by such Noteholder as of November 1, 1995, multiplied by the difference between the Target Value and the greater of the Average Market Value and $0.75.

          (b) Alpine shall deliver the Reset Consideration in Alpine 8% Preferred Stock (valued at its liquidation preference) or IDT Common Stock (valued at the Average Market Value), or a combination thereof, as Alpine may determine in its sole discretion. Alpine shall deliver the Reset Consideration no later than November 19, 1995, without interest.

          (c) The provisions of this Section 1.06 shall be terminated and shall be of no force or effect if the closing price of IDT Common Stock is greater than or equal to the Target Value for at least 10 consecutive trading days between the thirtieth day after the date the IDT Merger is consummated and October 1, 1995, provided that during such period there is in effect a registration statement under the Securities Act of 1933 (the "SECURITIES ACT") permitting the sale of IDT Common Stock by the Noteholders.

          (d) If the provisions of this Section 1.06 have not been terminated as provided in Section 1.06(c), then between September 30, 1995, and October 1, 1995, (i) no Noteholder that owns any IDT Common Stock acquired pursuant to this Agreement as of September 30, 1995, shall, with respect to any IDT Common Stock, sell, sell short, sell a put option or enter into any agreement with respect to the foregoing, and (ii) Alpine shall not with respect to any IDT Common Stock, purchase, purchase an option to purchase or enter into any agreement with respect to the foregoing. In the event of a breach of this provision by a Noteholder, such Noteholder shall forfeit its right to receive the Reset Consideration.

          1.07 AMENDMENT OF INDENTURE. Simultaneously with the execution of this Agreement, each of the Noteholders shall execute and deliver to Alpine a consent, substantially in the form attached hereto as Exhibit D (the "Consent"), to the amendment of the Indenture, dated as of June 30, 1993 (the "Indenture"), relating to the Adience Senior Notes, as therein set forth. Alpine shall deliver such Consents to the trustee (the "Trustee") under the Indenture at or prior to the Closing.

                                   ARTICLE II

         REPRESENTATIONS, WARRANTIES, AND AGREEMENTS OF THE NOTEHOLDERS


          Each of the Noteholders, severally and not jointly as to itself, represents and warrants to, and agrees with, Alpine as follows:

          2.01 VALIDITY OF TRANSACTION. Such Noteholder owns the principal amount of Adience Senior Notes set forth opposite its name on Exhibit A. Such Noteholder has all requisite power and authority to execute, deliver, and perform this Agreement and to transfer to Alpine the Adience Senior Notes to be transferred by such Noteholder pursuant hereto. All necessary corporate proceedings or other similar actions by such Noteholder have been duly taken to authorize the execution, delivery, and performance of this Agreement and to authorize the transfer of the Adience Senior Notes to Alpine by such Noteholder. This Agreement has been duly authorized, executed, and delivered by such Noteholder, is the legal, valid, and binding obligation of such Noteholder, and is enforceable as to such Noteholder in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally, and subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any Federal, state, local, or other governmental authority or of any court or other tribunal is required by such Noteholder for the execution, delivery, or performance of this Agreement by such Noteholder, except as would not affect the ability of the Noteholder to perform any of its material obligations under this Agreement. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which such Noteholder is a party, or by which any of its properties or assets is bound, is required for the execution, delivery, or performance by such Noteholder of this Agreement, except for such consents as have been obtained at or prior to the date of this Agreement, and except as would not affect the ability of the Noteholder to perform any of its material
obligations under this Agreement.   The execution, delivery, and performance of
this Agreement by such Noteholder will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the Certificate of Incorporation or by-laws (or other organizational document) of such Noteholder, or violate, result in a breach of, or conflict with any law, rule, regulation,

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order, judgment, or decree binding on such Noteholder or to which any of its operations, business, properties, or assets is subject, except as would not affect the ability of the Noteholder to perform any of its material obligations under this Agreement. Upon the transfer of the Adience Senior Notes to Alpine at the Closing, Alpine will acquire good and valid title to such Adience Senior Notes free and clear of all claims, liens, security interests, pledges, charges, encumbrances (other than any created by Alpine).

          2.02 FINDER OR BROKER. Neither such Noteholder nor any person acting on behalf of such Noteholder has negotiated with any finder, broker, intermediary, or similar person in connection with the transactions contemplated hereby.

          2.03 ACCREDITED INVESTOR. Such Noteholder is an "accredited investor," as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933 (the "Securities Act"). Such Noteholder has received all requested documents from Alpine, including without limitation, the Confidential Offering Memorandum dated the date hereof relating to the Alpine 8% Preferred Stock and the IDT Common Stock (the "OFFERING MEMORANDUM") and has had an opportunity to ask questions of and receive answers from the officers of Alpine with respect to the business, results of operations, financial condition, and prospects of Alpine and IDT.

          2.04 INVESTMENT INTENT. Such Noteholder is acquiring the shares of Alpine 8% Preferred Stock and IDT Common Stock pursuant hereto for its own account for investment and not with a view to, or for sale in connection with, any public distribution thereof in violation of the Securities Act, it being understood that Noteholder has the right to sell such shares in its sole discretion. Such Noteholder understands that such shares of Alpine Preferred Stock and IDT Common Stock, and the shares of common stock, par value $.01 per share ("ALPINE COMMON STOCK"), into which the Alpine 8% Preferred Stock is convertible (the "CONVERSION SHARES") have not been registered for sale under the Securities Act or qualified under applicable state securities laws and that the Alpine Preferred Stock, and the IDT Common Stock and the Conversion Shares will be delivered to such Noteholder pursuant to one or more exemptions from the registration or qualification requirements of such securities laws and that the representations and warranties contained in this Article II are given with the intention that Alpine may rely thereon for purposes of claiming such exemptions. Such Noteholder understands that the Alpine 8% Preferred Stock, the IDT Common Stock and the Conversion Shares cannot be sold unless registered under the Securities Act and qualified under state securities laws, unless an exemption from such registration and qualification is available.

          2.05 TRANSFER OF SHARES. Such Noteholder will not sell or otherwise dispose of any Alpine 8% Preferred Stock, IDT Common Stock or Conversion Shares unless (a) a registration statement with respect thereto has become effective under the Securities Act and such shares have been qualified under applicable state securities laws or (b) such registration and qualification are not required and, if Alpine or IDT (as the case may be) so requests, there is presented to Alpine or IDT a legal opinion reasonably satisfactory to Alpine or IDT to such effect. Such Noteholder consents that the transfer agents for the Alpine 8% Preferred Stock, the IDT Common Stock and the Alpine Common Stock may be instructed not to transfer any Alpine 8% Preferred Stock, the IDT Common Stock acquired pursuant hereto, or Conversion Shares unless it receives satisfactory evidence of compliance with the foregoing provisions, and that there may be endorsed upon any certificate representing the Alpine 8% Preferred Stock, the IDT Common Stock acquired pursuant hereto, or the Conversion Shares (and any certificates issued in substitution therefor) the following legend calling attention to the foregoing restrictions on transferability and stating in substance:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR QUALIFICATION UNDER THE BLUE SKY LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, BENEFICIALLY OR ON THE RECORDS OF THE CORPORATION, UNLESS THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND QUALIFIED UNDER APPLICABLE BLUE SKY LAWS OR AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION IS AVAILABLE."

Alpine shall, upon the request of any holder of a certificate bearing the foregoing legend and the surrender of such certificate, issue a new certificate without such legend if (i) the security evidenced by such certificate has been effectively registered under the Securities Act and qualified under any applicable state securities law and sold by the holder thereof in accordance with such registration and qualification or (ii) such holder shall have delivered to Alpine a legal opinion reasonably satisfactory to Alpine to the effect that the restrictions set forth herein are no longer required or necessary under the Securities Act or any applicable state law.

                                   ARTICLE III

              REPRESENTATIONS, WARRANTIES, AND AGREEMENTS OF ALPINE


          Alpine represents and warrants to, and agrees with, the Noteholders as follows:

          3.01 VALIDITY OF TRANSACTION. Subject to filing the Certificate of Designations with the Delaware Secretary of State and the consent of certain holders of other preferred stock of Alpine to the creation of the Alpine 8% Preferred Stock (the "Preferred Consents"), Alpine has all requisite power and authority to execute, deliver, and perform this Agreement and to issue and sell to the Noteholders the shares of Alpine 8% Preferred Stock, to issue the Conversion Shares upon conversion of the Alpine 8% Preferred Stock in accordance with its terms, and, subject to the consummation of the Adience Merger (as hereinafter defined), to sell the IDT Common Stock. Subject to filing the Certificate of Designations with the Delaware Secretary of State, all necessary corporate proceedings of Alpine have been duly taken to authorize the execution, delivery, and performance of this Agreement, the issuance and sale to the Noteholders of the shares of Alpine 8% Preferred Stock, the issuance of the Conversion Shares upon conversion of the Alpine 8% Preferred Stock in accordance with its terms, and, subject to the consummation of the Adience Merger, the sale of IDT Common Stock. This Agreement has been duly authorized, executed, and delivered by Alpine, is the legal, valid, and binding obligation of Alpine, and is enforceable as to Alpine in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium, or other similar laws affecting creditors' rights generally, and subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). Subject to the filing of the Certificate of Designations with the Delaware Secretary of State, the consummation of the Adience Merger, and compliance with and completion of the registration requirements of the Securities Act as contemplated in Article V, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any Federal, state, local, or other governmental authority or of any court or other tribunal is required by Alpine for the execution, delivery, or performance of this Agreement by Alpine, except as would not affect the ability of the Noteholder to perform any of its material obligations under this Agreement. Except for the Preferred Consents, no consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which Alpine is a party, or by which any of its properties or assets is bound, is required for the execution, delivery, or performance by Alpine of this Agreement, except for such consents as have been obtained at or prior to the date of this Agreement, and, except as would not affect the ability of Alpine to perform any of its material obligations under this Agreement. The execution, delivery, and performance of this Agreement by Alpine will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the Certificate of Incorporation or by-laws of Alpine, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on Alpine or to which any of its operations, business, properties, or assets is subject, except as would not affect the ability of the Noteholder to perform any of its material obligations under this Agreement. The shares of Alpine 8% Preferred Stock and the Conversion Shares have been duly authorized and, upon receipt by Alpine from the Noteholders of the Adience Senior Notes being transferred pursuant to this Agreement (in the case of the Alpine 8% Preferred Stock) or upon conversion of the Alpine 8% Preferred Stock in accordance with its terms (in the case of the Conversion Shares), will be validly issued, fully paid, and nonassessable, will not have been issued in violation of any preemptive right of stockholders or rights of first refusal, and the Noteholders will have good title to the shares of Alpine 8% Preferred Stock (and, upon conversion thereof in accordance with its terms, the Conversion Shares), free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders agreements, and voting trusts (other than any created by such Noteholder).

          3.02 FINDER OR BROKER. Neither Alpine nor any person acting on behalf of Alpine has negotiated with any finder, broker, intermediary, or similar person in connection with the transactions contemplated herein.

          3.03 ACCREDITED INVESTOR. Alpine is an "accredited investor," as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

          3.04 INVESTMENT INTENT. Alpine is acquiring the shares of Adience Senior Notes for its own account for investment and not with a view to, or for sale in connection with, any public distribution thereof in violation of the Securities Act. Alpine understands that it must bear the economic risk of its investment in Adience for an indefinite period of time, and the shares of Adience Senior Notes being purchased from the Noteholders cannot be sold unless registered under the Securities Act and qualified under state securities laws, unless an exemption from such registration and qualification is available.

          3.05 FULL DISCLOSURE. (a) All documents filed by Alpine pursuant to the Exchange Act since December 31, 1992 (the "Exchange Act Documents") (i) were prepared in accordance with the requirements of the Exchange Act and the rules and regulations thereunder, (ii) did not at the time they were filed contain any untrue statement of a material fact, and (iii) did not at the time they were filed omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Offering Memorandum, together with the exhibits thereto, when read in conjunction with the Exchange Act Documents, as such Offering Memorandum and other documents may be supplemented to the reasonable satisfaction of the Noteholders on or before the Closing Date, do not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as any of such documents relate to IDT, as to which Alpine makes no representation other than as set forth in Section 3.05(b). From the date as of which information is given in the most recent report filed by Alpine under the Exchange Act to the date of this Agreement, except as contemplated or described in such report or in the Offering Memorandum, there has not been any material adverse change in, or any adverse development which materially affects, the business, results of operations, or financial condition of Alpine and its subsidiaries taken as a whole.

          (b) So far as Alpine is aware, all documents filed by IDT pursuant to the Exchange Act since December 31, 1992 (i) were prepared in accordance with the requirements of the Exchange Act and the rules and regulations thereunder,
(ii) did not at the time they were filed contain any untrue statement of a material fact, and (iii) did not at the time they were filed omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. From the date as of which information is given in the most recent report filed by IDT under the Exchange Act to the date of this Agreement, except as contemplated or described in such report or in the Offering Memorandum, Alpine has no actual knowledge that there has been any material adverse change in, or any adverse development which materially affects, the business, results of operations, or financial condition of IDT and its subsidiaries taken as a whole.

          3.06 OTHER NOTEHOLDERS. Alpine has not entered into any agreement with any holders of Adience Senior Notes, other than this Agreement with the Noteholders, with respect to the acquisition or exchange of Adience Senior Notes by Alpine.

                                   ARTICLE IV

                              CONDITIONS TO CLOSING


          4.01 CONDITIONS PRECEDENT TO THE NOTEHOLDERS' OBLIGATIONS. The obligation of the Noteholders to consummate the transactions contemplated hereby is subject to the fulfillment prior to or on the Closing Date of each of the following conditions, any one or more of which may be waived in writing by Noteholders holding a majority of the principal amount of Adience Senior Notes held by all the Noteholders:

               (a) REPRESENTATIONS AND WARRANTIES TRUE. All of the representations and warranties of Alpine contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date, and the Noteholders shall have received a certificate to such effect executed by the President or a Vice President of Alpine dated the Closing Date.

               (b) LITIGATION. There shall be no injunction, restraining order, or other order of any nature, issued by a court of competent jurisdiction, which shall direct that this Agreement or any of the transactions contemplated hereby not be consummated as herein provided, and no action, suit, or proceeding (or investigation that could lead to any action, suit, or proceeding) challenging such transactions shall have been instituted or threatened by any person or entity.

               (c) CERTIFICATE OF DESIGNATIONS. The Certificate of Designations shall have been filed with the Delaware Secretary of State.

               (d) COMPLETION OF TRANSACTIONS. The following transactions (the "Concurrent Transactions") shall have occurred or shall occur simultaneously with the Closing:

               (i) the completion of an offering by Alpine of senior notes in an aggregate amount of no less than $75,000,000 in principal amount (the "Alpine Senior Note Financing");

               (ii) the closing of the acquisition of at least 75 percent of the outstanding shares of common stock of Adience substantially as described in the Offering Memorandum;

               (iii) the merger of Adience with Alpine or a wholly-owned subsidiary of Alpine on terms providing for the payment of cash in the amount of $1.24 per share to the stockholders of Adience other than the sellers of common stock of Adience described in (ii) above, representing no more than 20 percent of the issued and outstanding common stock of Adience, and on such other terms as Alpine may deem appropriate (the "Adience Merger");

               (iv) the execution of a definitive merger agreement relating to the IDT Merger substantially as described in the Offering Memorandum.

               (e) DELIVERIES BY ALPINE. Alpine shall have delivered to the Noteholders the certificates for the shares of Alpine 8% Preferred Stock as described in Section 1.04(b).

               (f) PREFERRED CONSENTS. The Preferred Consents shall have been received by Alpine. [Waived Pursuant to Amendment dated as of December 21, 1994]

          4.02 CONDITIONS PRECEDENT TO ALPINE'S OBLIGATIONS. The obligation of Alpine to consummate the transactions contemplated hereby is subject to the fulfillment prior to or on the Closing Date of each of the following conditions, any one or more of which may be waived in writing by Alpine:

               (a) REPRESENTATIONS AND WARRANTIES TRUE. All of the representations and warranties of the Noteholders contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date, and Alpine shall have received a certificate to such effect executed by each Noteholder.

               (b) LITIGATION. There shall be no injunction, restraining order, or other order of any nature, issued by a court of competent jurisdiction, which shall direct that this Agreement or any of the transactions contemplated hereby not be consummated as herein provided, and no action, suit, or proceeding (or investigation that could lead to any action, suit, or proceeding) challenging such transactions shall have been instituted or threatened by any person or entity.

               (c) DELIVERIES BY THE NOTEHOLDERS. Each of the Noteholders shall have delivered to Alpine the Adience Senior Notes to be transferred and exchanged hereunder, as described in Section 1.03(a).

               (d) COMPLETION OF TRANSACTIONS. The completion of the Concurrent Transactions shall have occurred or shall occur simultaneously with the Closing.

               (e) INDENTURE AMENDMENT. The amendment attached to the Consent shall have been duly accepted and signed by the Trustee and Adience in accordance with the terms of the Indenture.

               (f) PREFERRED CONSENTS. The Preferred Consents shall have been received by Alpine.


                                    ARTICLE V

                               COVENANTS OF ALPINE


          5.01 THE IDT MERGER. Alpine will use its best efforts to effect the IDT Merger prior to May 31, 1995 and, if the IDT Merger is consummated, will cause IDT to file a registration statement with the SEC with respect to the IDT Common Stock and to use its best efforts to cause such registration statement to become effective.

          5.02 REGISTRATION OF THE ALPINE 8% PREFERRED STOCK AND THE COMMON SHARES UNDER THE SECURITIES ACT. Alpine will use its best efforts to effect the registration under the Securities Act of the Alpine 8% Preferred Stock and the Conversion Shares, as soon as practicable after the Closing Date, and, in connection therewith, Alpine will:

               (a) prepare and file with the Securities and Exchange Commission (the "SEC") on or promptly (but in any event no later than 15 days) after the Closing, a registration statement with respect to the Alpine 8% Preferred Stock and the Conversion Shares and use its best efforts to cause such registration statement to become effective;

               (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current for a period of not less than 36 months (including such amendments and supplements as requested by a Noteholder, to the extent such request relates to information with respect to such Noteholder), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Noteholders thereof as set forth in such registration statement;

               (c) furnish to the Noteholders such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as the Noteholders may reasonably request in order to facilitate the disposition of the Alpine 8% Preferred Stock or Conversion Shares owned by the Noteholders;

               (d) use its best efforts to register or qualify, on or prior to the date such registration statement becomes effective, the Alpine 8% Preferred Stock and the Conversion Shares under the securities or blue sky laws of each of the 50 states of the United States and do any other related acts which may be reasonably necessary to enable the Noteholders to consummate the disposition in such jurisdictions of the Alpine 8% Preferred Stock and the Conversion Shares owned by the Noteholders; PROVIDED, HOWEVER, that Alpine will not be required
(i) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5.02(d) or (ii) to consent to general service of process in any such jurisdiction;

               (e) notify the Noteholders at any time when a prospectus relating to the Alpine 8% Preferred Stock or the Conversion Shares is required to be delivered under the Securities Act, and of the happening of any event as a result of which, or the fact that, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and Alpine will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of Alpine 8% Preferred Stock or Conversion Shares, such prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

               (f) use its best efforts to cause the Conversion Shares to be listed or quoted on each securities exchange or interdealer quotation system on which similar securities issued by Alpine are then listed or quoted;

               (g) provide a transfer agent for all such Alpine 8% Preferred Stock and Conversion Shares not later than the effective date of such registration statement;

               (h) enter into such customary agreements (including underwriting agreements on customary terms) and take all such other actions as the Noteholders reasonably request in order to expedite or facilitate the disposition of the Alpine 8% Preferred Stock;

               (i) make available to each Noteholder, any underwriter participating in any disposition pursuant to a registration statement, and any attorney, accountant or other agent or representative retained by any such Noteholder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of Alpine (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause Alpine's officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement; PROVIDED that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, Alpine shall not be required to provide any information under this paragraph, (1) if Alpine believes, after consultation with counsel for Alpine and counsel for the Noteholders, that to do so would cause Alpine to forfeit an attorney-client privilege that was applicable to such information or (2) if either (i) Alpine has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or
(ii) Alpine reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to (i) or (ii) such Noteholder requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further that each such Noteholder agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to Alpine and allow Alpine at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential; and

               (j) furnish to each Noteholder and to each underwriter, if any, a signed counterpart, addressed to such Noteholder or underwriter, of (i) an opinion or opinions of counsel to Alpine, and (ii) a comfort letter or comfort letters from Alpine's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Noteholders included in such offering or the managing underwriter therefor reasonably requests.

          5.03 REGISTRATION EXPENSES. All expenses ("REGISTRATION EXPENSES") incident to Alpine's performance of or compliance with this Article V with respect to any registration of the Alpine 8% Preferred Stock or Conversion Shares will be borne by Alpine, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of counsel for Alpine, the expense of any audit, and the expenses and fees for listing or quoting the securities to be registered on each securities exchange or interdealer quotation system on which similar securities issued by Alpine are then listed or quoted. Notwithstanding the foregoing, however, Alpine shall not be obligated to pay fees and disbursements of counsel for the holders of Alpine

8% Preferred Stock or Conversion Shares, and all underwriters' discounts and commissions in respect of the sale of Alpine 8% Preferred Stock or Conversion Shares shall be paid by the Noteholders, PRO RATA in accordance with the number of shares sold in the offering.

          5.04 PRECONDITIONS TO PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No holder of Alpine 8% Preferred Stock or Conversion Shares may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's securities on the basis provided in any customary underwriting arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents required under the terms of such underwriting arrangements.

          5.05  INDEMNIFICATION AND CONTRIBUTION.

               (a) Alpine shall indemnify and hold harmless the Noteholders and each of the Noteholders' officers, directors, employees, agents, partners, legal counsel, and accountants, and each controlling person of each of the foregoing (within the meaning of the Securities Act) against any losses, claims, damages, or liabilities, joint or several (or actions in respect thereof), including any of the foregoing incurred in the settlement of any litigation, commenced or threatened, to which any of them may be subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon
(i) any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement under which the Alpine 8% Preferred Stock or the Conversion Shares were registered under the Securities Act or in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any other violation by Alpine of the Securities Act or any state securities law in connection with any such registration, and shall reimburse each such person entitled to indemnification under this Section 5.05(a) for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability, or action, as and when such expenses are incurred; PROVIDED, HOWEVER, that Alpine shall not be liable to any such person in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or omission made in such registration statement, preliminary prospectus, or amendment or supplement thereto in reliance upon and in conformity with written information furnished to Alpine by such person, specifically for use therein.

               (b) Each of the Noteholders shall severally indemnify Alpine and each of Alpine's officers, employees, agents, directors, legal counsel, and accountants, and each controlling person of each of the foregoing (within the meaning of the Securities Act) against any losses, claims, damages, or liabilities (or actions in respect thereof), including any of the foregoing incurred in the settlement of any litigation, commenced or threatened, joint or several, to which any of them may be subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement under which the Alpine 8% Preferred Stock or the Conversion Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such registration statement, preliminary prospectus, or amendment or supplement thereto solely in reliance upon and in conformity with written information furnished to Alpine by such Noteholder specifically for use therein, and to reimburse such persons for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability, or action, as and when such expenses are incurred.

               (c) If (i) an indemnified party makes a claim for indemnification pursuant to this Section 5.05 (subject to the limitations hereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case or
(ii) an indemnified party seeks contribution under the Securities Act, the Exchange Act, or otherwise, then Alpine (including for this purpose any contribution made by or on behalf of any director of Alpine, any officer of Alpine who signed the registration statement, and any controlling person of Alpine) as one entity and the holders of Alpine 8% Preferred Stock or Conversion Shares, in the aggregate (including for this purpose any contribution by or on behalf of a person who would be indemnified by Alpine) as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, so that the holders of Alpine 8% Preferred Stock and Conversion Shares and Alpine are each responsible for the proportion thereof which reflects as nearly as possible the relative fault of Alpine and the holders of Alpine 8% Preferred Stock and Conversion Shares in the aggregate in connection with the facts which resulted in such losses, liabilities, claims, damages, or expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by Alpine or by the holders of Alpine 8% Preferred Stock and Conversion Shares, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 5.05, each holder of Alpine 8% Preferred Stock or Conversion Shares and each of such holder's officers, directors, employees, agents, partners, and legal counsel and accountants, and each controlling person of each of the foregoing (within the meaning of the Securities Act or the Exchange Act) shall have the same rights to contribution as a holder of Alpine 8% Preferred Stock or Conversion Shares, and Alpine and each of its officers, employees, agents, directors, legal counsel and accountants, and each controlling person of each of the foregoing (within the meaning of the Securities Act or the Exchange Act) shall have the same rights to contribution as Alpine, subject in each case to the provisions of this Section
5.05. Anything in this Section 5.05 to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 5.05 is intended to supersede any right to contribution under the Securities Act, the Exchange Act, or otherwise.

               (d)  Each party entitled to indemnification under this Section
5.05 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has knowledge of the commencement of any action, proceeding, or investigation in respect of which indemnity or reimbursement may be sought as provided above; PROVIDED, HOWEVER, that the failure of such Indemnified Party to notify the Indemnifying Party with respect to a particular action, proceeding, or investigation shall not relieve the Indemnifying Party from any obligation or liability (i) which it may have pursuant to this Agreement if the Indemnifying Party is not substantially prejudiced by the failure to notify or (ii) which it may have otherwise than pursuant to this Agreement. The Indemnifying Party shall promptly assume the defense of any Indemnified Party with counsel reasonably satisfactory to such Indemnified Party, and the fees and expenses of such counsel shall be at the sole cost and expense of the Indemnifying Party. The Indemnified Party will cooperate with the Indemnifying Party in the defense of any action, proceeding, or investigation for which the Indemnifying Party assumes the defense. Notwithstanding the foregoing, any such Indemnified

Party shall have the right to employ separate counsel of its own selection in any such action, proceeding, or investigation and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (x) the Indemnifying Party has agreed to pay such fees and expenses, (y) the Indemnifying Party shall have failed promptly to assume the defense of such action, proceeding, or investigation and employ counsel reasonably satisfactory to such Indemnified Party, or (z) in the reasonable judgment of such Indemnified Party there may be one or more defenses available to such Indemnified Party which are not available to the Indemnifying Party in respect of such action, proceeding, or investigation, in which case the Indemnifying Party shall not have the right to assume the defense of such action, proceeding, or investigation on behalf of such Indemnified Party. An Indemnifying Party who is not entitled to, or elects not to, assume the defense of an action, proceeding, or investigation shall not be obligated to pay the fees and expenses of more than one counsel and appropriate local counsel for all parties indemnified by such Indemnifying Party pursuant to this Section 5.05 with respect to the same action, proceeding, or investigation, unless in the reasonable judgment of any such Indemnified Party a conflict of interest may exist between such Indemnified Party and any other such Indemnified Party with respect to such action, claim, or proceeding. The Indemnifying Party shall not be liable for the settlement by any Indemnified Party of any action, proceeding, or investigation effected without its consent, which consent shall not be unreasonably withheld. The Indemnifying Party shall not enter into any settlement in any action, suit, or proceeding to which an Indemnified Party is party unless such settlement includes a general release of the Indemnified Party, with no payment by the Indemnified Party of consideration.

          5.06 PURCHASE OF ADIENCE COMMON STOCK. Prior to the Adience Merger, Alpine shall not purchase, either directly or indirectly, any shares of Adience Common Stock (other than pursuant to the transaction described in Section 4.01(d)(ii)) at a price in excess of $1.24 per share.


                                   ARTICLE VI

                                  MISCELLANEOUS


          6.01 NOTICES. All notices or other communications hereunder shall be in writing and shall be given by registered or certified mail (postage prepaid and return receipt requested), by an overnight courier service which obtains a receipt to evidence delivery, or by telex or facsimile transmission (provided that written confirmation of receipt is provided), addressed to the appropriate party as his address shall be listed in the preamble hereof or in Exhibit A hereto or such other address as any party may designate to the other in accordance with the aforesaid procedure. All notices and other communications sent by overnight courier service shall be deemed to have been given as of the second Business Day after delivery thereof to such courier service, those given by telex or facsimile transmission shall be deemed given when sent, and all notices and other communications sent by mail shall be deemed given as of the fifth Business Day after the date of deposit with the United States Postal Service.

          6.02 SUCCESSORS AND ASSIGNS. Neither Alpine nor the Noteholders may sell, assign, transfer, or otherwise convey any of its rights or delegate any of its duties under this Agreement, except: (a) to a corporation which has succeeded to substantially all of the business and assets of such party and has assumed in writing its obligations under this Agreement, and this Agreement shall be binding on each party hereto and any such successor, and (b) a Noteholder may transfer or otherwise dispose of the Senior Notes held by it that are the subject of this Agreement, but only on the condition that the transferee expressly agrees to assume the Noteholder's obligations under and be bound by the terms of this Agreement, whereupon the transferee shall be entitled to all the benefits of this Agreement. Without limiting the generality of the foregoing, any transferee of Alpine 8% Preferred Stock or Conversion Shares shall have the rights set forth in Article V, and such rights shall be enforceable against Alpine by such transferees as third party beneficiaries.

          6.03 AMENDMENTS AND WAIVERS. Neither this Agreement nor any term hereof may be changed or waived (either generally or in a particular instance and either retroactively or prospectively) absent the written consent of Alpine and the Noteholders. Each Noteholder acknowledges that Exhibit A to the Agreement may be amended to reflect additional or deleted parties or correct minor typographical or mathematical errors, provided that a copy of Exhibit A in its final form is provided to each Noteholder.

          6.04 EXPENSES. Each of the Noteholders and Alpine will be responsible for the payment of all expenses incurred by it in connection with the preparation, execution, and delivery of this Agreement, any other documents relating to the transactions contemplated by this Agreement, and the consummation of the transactions herein described.

          6.05 SURVIVAL OF REPRESENTATIONS, ETC. The representations, warranties, covenants, and agreements made herein or in any certificate or document executed in connection herewith shall survive the execution and delivery of this

Agreement and the consummation of the transactions herein described, regardless of any investigation made at any time by or on behalf of any of the parties hereto.

          6.06 DELAYS OR OMISSIONS; WAIVER. No delay or omission to exercise any right, power, or remedy accruing to any of the Noteholders or Alpine upon any breach or default by the other under this Agreement shall impair any such right, power, or remedy nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.

          6.07 ENTIRE AGREEMENT. This Agreement and the Exhibits hereto contain the entire understanding of the parties with respect to the subject matter hereof and all prior negotiations, discussions, commitments, and understandings heretofore had between them with respect thereto are merged herein.

          6.08 HEADINGS AND GENDER. All article and section headings herein are inserted for convenience only and shall not modify or affect the construction or interpretation of any provision of this Agreement. Whenever used herein, the use of any gender shall include all genders.

          6.09 COUNTERPARTS; GOVERNING LAW. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws rules or principles.

          6.10 FURTHER ACTIONS. At any time and from time to time, each party agrees, without further consideration, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

                   [DEBT EXCHANGE AGREEMENT -- SIGNATURE PAGE]

          This Agreement has been duly executed on the date hereinabove set forth.


                                   THE ALPINE GROUP, INC.


                                   By /s/ Bragi F. Schut
                                      -----------------------------------------
                                      Name:  Bragi F. Schut
                                      Title: Executive Vice President and
                                             Secretary


                                   THE NOTEHOLDERS:

                                   REFERENCE IS MADE TO THE COUNTERPART
                                   NOTEHOLDERS' SIGNATURE PAGES TO THE DEBT
                                   EXCHANGE AGREEMENT DATED AS OF OCTOBER 11,
                                   1994, THE AMENDED AND RESTATED DEBT EXCHANGE
                                   AGREEMENT DATED AS OF OCTOBER 11, 1994, THE
                                   AMENDMENT TO THE DEBT EXCHANGE AGREEMENT
                                   DATED AS OF DECEMBER 21, 1994, AND THE
                                   AMENDMENT TO THE DEBT EXCHANGE AGREEMENT
                                   DATED AS OF MARCH 30, 1995, EXECUTED BY EACH
                                   NOTEHOLDER

LIST OF EXHIBITS (OMITTED)


Exhibit A - Noteholders and Exchange Consideration

Exhibit B - [Deleted]

Exhibit C - Relative Voting, Dividend, Liquidation, and Other
            Rights, Preferences, and Limitations of the Alpine 8%
            Preferred Stock

Exhibit D - Form of Consent to Supplemental Indenture

Exhibit E - Limited Liability Provisions


The Company agrees to furnish supplementally copies of any of the foregoing exhibits to the Securities and Exchange Commission upon request.